UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23909

Eagle Point Enhanced Income Trust

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Enhanced Income Trust

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle

Alexander C. Karampatsos
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: March 31, 2025

Item 1.	Report to Stockholders

The Semi-Annual Report to shareholders of Eagle Point Enhanced Income Trust for the six-months ended March 31, 2025, is filed herewith.

EAGLE POINT
ENHANCED

SEMIANNUAL REPORT | 2025
EAGLE POINT ENHANCED INCOME TRUST

Eagle Point Enhanced Income Trust

Semiannual Report – March 31, 2025

Management Discussion of Fund Performance

MAY 30, 2025

Dear Shareholders:

We are pleased to provide you with the enclosed report of Eagle Point Enhanced Income Trust (“we,” “us,” “our” or the “Fund”) for the six months ended March 31, 2025.

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), operates as an interval fund and is advised by Eagle Point Enhanced Income Management LLC (the “Adviser”). The Fund, organized as a Delaware statutory trust, offers its common shares of beneficial interest (“Shares”) to investors on a continuous basis at the Fund’s net asset value (“NAV”) per share plus any applicable sales charges. The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. We seek to achieve these investment objectives by investing in a broad range of income-oriented assets, including Portfolio Debt Securities,1 Strategic Credit2 investments and equity and junior debt tranches of collateralized loan obligations, or “CLOs.”

The Fund’s Adviser is an affiliate of Eagle Point Credit Management LLC (collectively with the Adviser and certain other affiliates, “Eagle Point”). Eagle Point has significant experience in investing across well-structured income-oriented securities and, as of March 31, 2025, Eagle Point had over $12 billion of total assets under management.3 The Fund was formed by the Adviser in order to provide investors with access to institutional credit investment strategies in a continuously offered, SEC-registered and non-traded format.

During the six months ended March 31, 2025, we:

●	Constructed the Fund’s investment portfolio to generate attractive risk-adjusted returns.
o	As of March 31, 2025, we held 73 unique investments across Strategic Credit, CLOs and Portfolio Debt Securities.
o	The investment portfolio had a weighted average yield of 15.1% and a weighted average interest rate duration of 1.0 year.
o	Nearly all of the Fund’s investments were also held by other Eagle Point managed funds and accounts.

●	Strengthened our balance sheet by issuing $25 million of Series A Preferred Stock due 2029, with proceeds deployed opportunistically into new assets, which we expect to be accretive to the Fund’s common stock.

●	Maintained a robust investment pipeline through primary originations and secondary market opportunities and actively deployed over $70 million into new investments.

●	Paid $0.55 per share in cash distributions to shareholders, which represents an annualized distribution rate of nearly 11% based on the Fund’s September 30, 2024 NAV per share of $10.38.

Market Commentary

During the first half of our fiscal year 2025, we saw risk assets broadly reach new highs before widespread concerns over changes in global trade relationships took hold and disrupted the markets in March 2025. While real-time economic data remained solid, many investors began pricing in a higher probability of adverse economic outcomes. The volatility persisted into April but as we write this, the perceived flexibility shown by countries globally in their stance on tariffs has helped the bond and equity markets gain a relatively firmer footing.

Looking ahead, we are entering a period of increased uncertainty around global economic outcomes as countries across the world start adjusting to changing trade relationships. In addition, we don’t think much of the actual impact of the trade uncertainty has flowed through current economic measures, and we believe May and June could see some surprise economic readings. This should keep risk-premia elevated in the near term and allow us to source well-underwritten opportunities with attractive returns. As we evaluate fundamental collateral performance across sectors, while defaults continue to remain historically low, we are cautious around their trajectory and will apply additional default stress tests in our underwriting.

Our investment portfolio is designed to have a lower correlation with broader risk markets in such periods of volatility and our portfolio positioning allowed us to capitalize on it by investing in high quality assets at attractive levels.

The regulatory capital relief (“RCR”) market remains a focus for us given the diversity and higher quality of assets. We took advantage of the recent volatility to add some higher return RCR investments in the secondary market, and we expect to continue to partner with banks in the primary market, given the wider spreads that they are willing to pay to issue through a changing economic environment. In the past six months we invested in attractive high-income Portfolio Debt Securities which provided additional return through price upside, and we believe this should remain an accretive source of return for the portfolio going forward too. Additionally, our pipeline of high-quality, well-structured investments in asset-backed credit remains robust, and we will look to augment the portfolio further by utilizing our expertise in infrastructure credit.

We believe the Fund is well positioned to generate attractive risk-adjusted returns, particularly compared to other competing areas of the credit market. In addition, the recent market volatility should allow us to source attractively priced opportunities that we believe will further enhance fund returns.

* * * * *

Management remains keenly focused on continuing to create value for our fellow shareholders. We appreciate the trust and confidence our shareholders have placed in the Fund.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist shareholders in understanding the Fund’s performance for the period ended March 31, 2025. The views and opinions in this letter were current as of May 30, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter, and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the Securities and Exchange Commission.

Notes

[1]	The Adviser defines “Portfolio Debt Securities” primarily as debt and preferred equity securities or instruments (including debt and preferred securities which are convertible into common equity) issued by funds and investment vehicles, such as business development companies (“BDCs”), registered closed-end investment companies, unregistered private funds, real estate investment trusts (“REITs”) and sponsors of such vehicles, to finance a portion of their underlying investment portfolios.
[2]	The Adviser defines “Strategic Credit” investments as a broad range of credit-related investments that the Adviser believes present attractive risk-adjusted returns under then current market conditions. Such investments may include, among other credit-related securities and instruments, (i) high yield, investment grade and distressed corporate bonds, (ii) corporate loans (including, without limitation, senior secured loans, mezzanine loans, revolving loans, delayed draw loans, distressed loans, and debtor-in-possession (“DIP”) financings), (iii) common stock and other securities or instruments issued by funds and other investment vehicles, (iv) credit-related exchange-traded funds, (v) credit default swaps and other credit derivatives, (vi) commodity-related investments, (vii) securities issued by asset-backed and similar securitization vehicles (including, without limitation, collateralized bond obligations, mortgage-backed securitizations, credit-linked notes, and small business loan pool certificates), (viii) regulatory capital relief investments (including, without limitation, significant risk transfer or transactions), (ix) equipment loans/leases, (x) convertible debt (including contingent convertible securities), preferred equity, warrants, and rights, and (xi) derivative instruments on any of the foregoing.
[3]	Assets under management represent gross assets, inclusive of committed but undrawn capital, managed by Eagle Point and certain of its affiliates.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Enhanced Income Trust

This report is transmitted to the shareholders of Eagle Point Enhanced Income Trust (“we”, “us”, “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund or a solicitation of an offer to purchase any such securities and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Enhanced Income Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2025. Nothing herein should be relied upon as a representation of the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Liquidity will be provided by the Fund only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, collateralized loan obligation (collateral managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report

Summary of Certain Unaudited Portfolio Characteristics

The summary of portfolio characteristics reflected below is as of March 31, 2025:

Portfolio Breakdown1

Top 5 Investments1

INVESTMENT	DESCRIPTION	INVESTMENT STRATEGY	FAIR VALUE (IN MILLIONS)	% OF NET ASSETS
Gregory SPV S.r.l	Credit Linked Note	Strategic Credit	$4.2	7.29%
Cork Harmony Consumer Loans DAC	Mezzanine Loan, Delayed Draw	Portfolio Debt Securities	$3.7	6.41%
US Bank NA 2025-SUP1	Credit Linked Note - Class R	Strategic Credit	$2.9	4.95%
Opal SPV LLC	Senior Secured Term Loan, DD	Strategic Credit	$2.8	4.93%
Setanta Finance DAC	Class B Note	Strategic Credit	$2.7	4.68%
TOTAL			$16.3	28.26%

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of March 31, 2025.
[2]	See note 1 on page 5.
[3]	See note 2 on page 5.

Consolidated Financial Statements for the Six Months Ended
March 31, 2025 (Unaudited)

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $93,482,229) (1)	$91,287,366
Cash and cash equivalents (inclusive of restricted cash of $1,650,000)	4,329,555
Unrealized appreciation on forward currency contracts	62,234
Interest receivable	2,003,155
Deferred offering costs attributed to common shares	245,483
Prepaid expenses	54,592
Excise tax refund receivable	3,964
Due from investor	1,347
Total Assets	97,987,696

LIABILITIES
Series A Term Preferred Shares due 2029, less unamortized deferred issuance costs of $614,699 (25,000 shares outstanding (Note 10))	24,385,301
Borrowings under credit facility, less unamortized deferred financing costs of $180,736 (Note 9)	13,819,264
Unrealized depreciation on forward currency contracts	664,528
Interest expense payable	341,739
Professional fees payable	328,869
Management fees payable	326,490
Incentive fees payable	122,927
Administration fees payable	107,282
Transfer agent fees payable	22,950
Trustees' fees payable	21,276
Other expenses payable	22,807
Total Liabilities	40,163,433

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common shares, unlimited shares authorized, 5,913,207 shares issued and outstanding	$57,824,263

NET ASSETS consist of:
Paid-in capital	$59,351,952
Aggregate distributable earnings (losses)	(1,527,689)
Total Net Assets	$57,824,263

Shares issued and outstanding	5,913,207

Net asset value per share	$9.78

(1) Includes $2,031,926 of affiliated investments at fair value (cost $2,032,192).  See Note 5 "Related Party Transactions" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at Fair Value ⁽⁴⁾ ⁽¹⁷⁾
Asset Backed Securities ⁽⁵⁾
Structured Finance
France
FCT Noria 2023	Class G Note, 15.05% (1M EURIBOR + 12.50%, due 10/24/2040) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	10/01/2023	$1,694,381	$1,796,377	$1,805,578	3.12%
Germany
Cork Harmony Consumer Loans DAC	Mezzanine Loan, DD, 9.00% (1M EURIBOR + 9.00%, due 07/15/2027) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	10/01/2023	3,428,571	3,707,007	3,707,341	6.41%
Spain
Autonoria Spain 2023 FT	Class G Note, 13.05% (1M EURIBOR + 10.50%, due 09/30/2041) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	10/01/2023	738,168	780,429	802,606	1.39%
United States
Carvana Auto Receivables Trust 2024-P4	Class R Note, 16.30% (N/A, due 12/10/2032) ⁽⁸⁾ ⁽¹¹⁾	12/10/2024	2,937	1,425,355	1,380,287	2.39%
Carvana Auto Receivables Trust 2025-N1	Class EX5 Note, 17.40% (N/A, due 08/10/2032) ⁽⁸⁾ ⁽¹¹⁾	02/11/2025	3,571	1,246,957	1,229,507	2.13%
Island Finance Trust 2025-I	Class C Note, 10.00% (due 03/19/2035)⁽⁶⁾ ⁽⁸⁾	01/22/2025	2,250,000	2,105,684	2,267,550	3.92%
Oportun Funding LLC	Class E Note, 10.00% (due 02/08/2033)⁽⁶⁾ ⁽⁸⁾	01/10/2025	1,750,000	1,703,673	1,748,075	3.02%
VCP RRL ABS IV LLC	Class C Note, 11.72% (3M SOFR + 7.40%, due 04/20/2035) ⁽⁸⁾ ⁽⁹⁾	02/04/2025	2,500,000	2,500,000	2,493,500	4.31%
Total United States				8,981,669	9,118,919	15.77%
Total Asset Backed Securities				15,265,482	15,434,444	26.69%

Collateralized Fund Obligation Equity ⁽⁵⁾ ⁽¹¹⁾
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Loan, DD (effective yield 38.50%, maturity 10/15/2036)⁽⁸⁾	10/21/2024	2,036,000	2,036,000	1,823,316	3.15%
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, DD (effective yield 44.85%, due 07/13/2038)⁽⁸⁾	10/01/2023	415,896	434,406	530,067	0.92%
Total Collateralized Fund Obligation Equity				2,470,406	2,353,383	4.07%

Collateralized Loan Obligation Debt ⁽⁵⁾
Structured Finance
United States
KKR CLO 16 Ltd.	Secured Note - Class D-R2, 11.66% (3M SOFR + 7.37%, due 10/20/2034)⁽⁹⁾	10/01/2023	1,200,000	1,114,397	1,184,400	2.05%
Total Collateralized Loan Obligation Debt				1,114,397	1,184,400	2.05%

Collateralized Loan Obligation Equity ⁽⁵⁾ ⁽¹¹⁾
Structured Finance
United States
AMMC CLO 28, Limited	Subordinated Note (effective yield 17.61%, maturity 07/20/2037)⁽⁸⁾	01/28/2025	2,800,000	2,241,575	2,094,893	3.62%
Ares LXV CLO Ltd.	Subordinated Note (effective yield 17.27%, maturity 07/25/2034)⁽⁸⁾	04/16/2024	1,075,000	704,984	602,820	1.04%
Ares LXIX CLO Ltd.	Income Note (effective yield 21.66%, maturity 04/15/2037)⁽⁸⁾ ⁽¹³⁾	01/31/2024	2,625,000	1,670,699	1,680,076	2.91%
Carlyle US CLO 2021-10 Ltd.	Subordinated Note (effective yield 9.79%, maturity 10/20/2034)⁽⁸⁾	12/04/2024	4,958,815	2,710,259	2,118,787	3.66%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 11.39%, maturity 04/20/2035)⁽⁸⁾	01/03/2025	2,791,000	1,826,414	1,430,734	2.47%
CIFC Funding 2017-V Ltd	Subordinated Note (effective yield 13.53%, maturity 07/17/2037)⁽⁸⁾	10/30/2024	1,000,000	470,231	387,744	0.67%
Clover CLO 2019-1 Ltd.	Subordinated Note (effective yield 18.82%, maturity 04/18/2035)⁽⁸⁾	02/15/2024	1,075,000	742,421	684,192	1.18%
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 5.47%, maturity 02/20/2035)⁽⁸⁾	04/09/2024	1,500,000	828,806	490,146	0.85%
Generate CLO 3 Ltd.	Subordinated Note (effective yield 7.24%, maturity 10/20/2036)⁽⁸⁾	04/23/2024	1,824,000	1,013,644	715,731	1.24%
KKR CLO 37 Ltd.	Subordinated Note (effective yield 14.06%, maturity 01/20/2035)⁽⁸⁾	04/16/2024	2,126,000	1,316,084	1,113,898	1.93%
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 12.29%, maturity 07/20/2036)⁽⁸⁾	02/21/2024	2,100,000	1,240,122	1,399,720	2.42%
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 14.04%, maturity 04/15/2037)⁽⁸⁾	03/25/2024	1,300,000	676,298	475,242	0.82%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 7.46%, maturity 07/20/2035)⁽⁸⁾	10/01/2023	2,250,000	1,395,229	631,680	1.09%
Total United States				16,836,766	13,825,663	23.90%
European Union - Various
Aqueduct European CLO 5-2020 DAC	Class M-2 Note (effective yield 13.25%, maturity 04/20/2034)⁽⁷⁾ ⁽⁸⁾	12/27/2024	973,000	752,297	717,407	1.24%
Aqueduct European CLO 5-2020 DAC	Class M-1 Note (effective yield 13.81%, maturity 04/20/2034)⁽⁷⁾ ⁽⁸⁾ ⁽¹³⁾	12/27/2024	962,000	783,861	747,241	1.29%
Aurium CLO XIII DAC	Subordinated Note (effective yield 18.18%, maturity 04/15/2038)⁽⁷⁾ ⁽⁸⁾	01/30/2025	905,000	895,004	927,521	1.60%
Avoca CLO XXXI DAC	Subordinated Note (effective yield 13.43%, maturity 07/15/2038)⁽⁷⁾ ⁽⁸⁾	02/12/2025	820,000	765,893	758,641	1.31%
Blackrock European CLO XV DAC	Subordinated Note (effective yield 15.68%, maturity 01/28/2038)⁽⁷⁾ ⁽⁸⁾	11/29/2024	810,000	813,167	784,614	1.36%
Henley CLO XI DAC	Subordinated Note (effective yield 13.53%, maturity 04/25/2039)⁽⁷⁾ ⁽⁸⁾	02/10/2025	430,000	443,180	464,152	0.80%
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 13.87%, maturity 01/20/2033)⁽⁷⁾ ⁽⁸⁾	04/23/2024	625,000	523,418	581,284	1.01%
Sculptor European CLO XII DAC	Subordinated Note (effective yield 18.85%, maturity 01/15/2038)⁽⁷⁾ ⁽⁸⁾	11/27/2024	1,395,000	1,179,106	1,178,231	2.04%
Total European Union - Various				6,155,926	6,159,091	10.65%
Total Collateralized Loan Obligation Equity				22,992,692	19,984,754	34.55%

Common Stock ⁽⁵⁾
Financial Services
United States
Delta Financial Holdings LLC	Common Units⁽⁸⁾ ⁽¹²⁾ ⁽¹⁶⁾	10/01/2023	0	115	115	0.00%
Delta Leasing SPV III, LLC	Common Equity⁽⁸⁾ ⁽¹²⁾ ⁽¹⁶⁾	10/01/2023	4	2	2	0.00%
Opal SPV LLC	Common Units ⁽⁸⁾ ⁽¹²⁾	02/25/2025	603	446,241	446,241	0.77%
Total Common Stock				446,358	446,358	0.77%

Limited Partnership Interest ⁽⁵⁾
Financial Services
United States
ASPF Oceanus Co-Invest (Cayman), L.P.	Partnership Interest (effective yield 13.96%, due 01/05/2029)⁽⁸⁾ ⁽¹⁰⁾ ⁽¹¹⁾	01/30/2024	158,684	52,605	153,582	0.27%
Healthcare
United States
Frazier Healthcare Credit SPV II, L.P.	Partnership Interest⁽⁸⁾	11/25/2024	1,865,625	1,865,625	1,865,625	3.23%
Total Limited Partnership Interest				1,918,230	2,019,207	3.50%

Loan Accumulation Facilities ⁽¹⁴⁾ ⁽⁵⁾
Structured Finance
United States
Steamboat XLVIII Ltd.	Loan Accumulation Facility⁽⁸⁾	04/08/2024	2,303,500	2,303,500	2,321,081	4.01%
Total Loan Accumulation Facilities				2,303,500	2,321,081	4.01%

Loans and Notes
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation, Senior Secured Class B Loan, DD, 11.50% (due 07/13/2038) ⁽⁵⁾ ⁽⁶⁾ ⁽⁸⁾	10/01/2023	$398,429	$397,796	$409,942	0.71%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation, Senior Secured Class C Loan, DD, 14.50% (due 07/13/2038) ⁽⁵⁾ ⁽⁶⁾ ⁽⁸⁾	10/01/2023	182,440	182,077	189,687	0.33%
Total Structured Finance				579,873	599,629	1.04%

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Loans and Notes (continued)
Financial Services
Singapore
FinAccel Pte Ltd	Senior Secured Class C Note, 15.00% (due 06/30/2026) ⁽⁵⁾ ⁽⁶⁾ ⁽⁸⁾	10/01/2023	2,982,670	1,521,078	1,518,179	2.63%
United States
BSD Capital Inc.	Floating Rate Note, 6.94% (3M SOFR + 2.66%, due 10/31/2027) ⁽⁵⁾ ⁽⁸⁾ ⁽⁹⁾	01/16/2025	1,341,000	1,126,931	1,201,536	2.08%
Dawson Rated Fund 6-R2 LP	Senior Secured Term Loan, DD, 13.48% (US CMT + 9.15%, due 12/15/2034) ⁽⁵⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	11/20/2024	1,580,614	1,580,614	1,578,625	2.73%
Delta Leasing SPV III, LLC	Senior Secured Note, DD, 13.00% (due 07/18/2030) ⁽⁵⁾ ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾ ⁽¹⁵⁾ ⁽¹⁶⁾	10/01/2023	1,981,216	1,981,475	1,981,216	3.43%
Opal SPV LLC	Senior Secured Term Loan, DD, 14.00% (due 02/04/2030) ⁽⁵⁾ ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	02/14/2025	3,296,457	2,853,465	2,849,787	4.93%
Ready Capital Corp	Senior Unsecured Note, 9.00% (due 12/15/2029)⁽⁶⁾	12/03/2024	15,795	394,838	374,499	0.65%
Ready Term Holdings, LLC	Senior Secured Term Loan, DD , 9.79% (3M SOFR + 5.50%, due 04/12/2029) ⁽⁵⁾ ⁽⁸⁾ ⁽⁹⁾	04/10/2024	2,250,000	2,202,334	2,219,850	3.84%
Total United States				10,139,657	10,205,513	17.66%
Total Financial Services				11,660,735	11,723,692	20.29%
Manufacturing
United States
Footprint International Holdco Inc	Senior Secured Term Loan, DD, 14.75% (Prime + 7.25%, due 03/01/2027) ⁽⁵⁾ ⁽⁸⁾ ⁽⁹⁾	10/01/2023	763,697	771,029	749,187	1.30%
Footprint International Holdco Inc	Senior Secured Term Loan C, DD, 14.75% (Prime + 7.25%, due 03/01/2027) ⁽⁵⁾ ⁽⁸⁾ ⁽⁹⁾	10/01/2023	839,528	840,096	823,577	1.42%
Total Manufacturing				1,611,125	1,572,764	2.72%
Total Loans and Notes				13,851,733	13,896,085	24.05%

Preferred Stock
Financial Services
United States
Arbor Realty Trust Inc	Preferred Shares, 6.25% (perpetual) ⁽⁶⁾	04/10/2024	26,390	496,159	553,662	0.96%
Carlyle Credit Income Fund	Preferred Shares, 7.50% (due 01/31/2030) ⁽⁶⁾ ⁽⁸⁾	01/29/2025	1,540	1,432,200	1,432,200	2.48%
Delta Financial Holdings LLC	Preferred Units ⁽⁵⁾ ⁽⁸⁾ ⁽¹²⁾ ⁽¹⁶⁾	10/01/2023	51	50,600	50,593	0.09%
Granite Point Mortgage Trust Inc	Preferred Shares, 7.00% (perpetual) ⁽⁶⁾	04/09/2024	11,742	200,902	201,493	0.35%
Total Preferred Stock				2,179,861	2,237,948	3.88%

Regulatory Capital Relief Securities ⁽⁵⁾
Banking
Europe - Various
Banco Santander S.A.	Credit Linked Note, 11.53% (3M EURIBOR + 9.00%, due 06/20/2030) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	03/08/2024	600,000	656,190	660,283	1.14%
Pomona Finance Limited	Credit Linked Note, 18.22% (ESTR + 15.00%, due 09/29/2033) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	10/01/2023	1,814,832	1,918,731	1,953,119	3.38%
Total Europe - Various				2,574,921	2,613,402	4.52%
France
BNP Paribas	Credit Linked Note, 10.77% (3M EURIBOR + 8.00%, due 09/26/2031) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	09/18/2024	1,490,603	1,655,545	1,613,494	2.79%
BNP Paribas	Credit Linked Note, 12.29% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	10/01/2023	1,252,216	1,323,905	1,380,476	2.39%
FCT Junon 2023	Class AR Note, 10.10% (3M EURIBOR + 7.60%, due 05/09/2033) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	03/10/2025	2,500,000	2,708,119	2,703,258	4.67%
Total France				5,687,569	5,697,228	9.85%
Ireland
Setanta Finance DAC	Class B Note, 10.75% (3M EURIBOR + 7.75%, due 01/28/2033) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	11/08/2024	2,500,000	2,679,758	2,705,685	4.68%
Italy
Gregory SPV S.r.l	Credit Linked Note, 10.12% (3M EURIBOR + 7.75%, due 09/30/2045) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	03/24/2025	3,900,000	4,212,800	4,217,082	7.29%
United States
BNP Paribas	Credit Linked Note, 12.64% (CD SOFR + 8.00%, due 04/12/2031) ⁽⁸⁾ ⁽⁹⁾	03/15/2024	1,264,010	1,264,010	1,264,036	2.19%
Granville USD Ltd	Class E2 Note, 14.20% (CD SOFR + 9.75%, due 07/31/2031) ⁽⁸⁾ ⁽⁹⁾	10/01/2023	1,700,000	1,701,715	1,753,406	3.03%
LOFT 2022-1	Class C Note, 23.43% (CD SOFR + 19.00%, due 02/28/2032) ⁽⁸⁾ ⁽⁹⁾	10/01/2023	2,119,694	2,054,204	2,379,876	4.12%
Manitoulin USD Ltd.	Class E Note, 14.70% (CD SOFR + 10.25%, due 11/01/2028) ⁽⁸⁾ ⁽⁹⁾	10/16/2023	2,235,046	2,235,046	2,126,267	3.68%
Santander Bank Auto CLN Series 2024-B	Credit Linked Note - Class G, 12.23% (due 01/18/2033)⁽⁶⁾ ⁽⁸⁾	12/10/2024	1,343,750	1,343,750	1,345,420	2.33%
Standard Chartered 1	Class B Note, 15.35% (CD SOFR + 10.75%, due 04/19/2033) ⁽⁸⁾ ⁽⁹⁾	04/05/2024	780,000	780,000	780,054	1.35%
Standard Chartered 9	Class A Note, 9.68% (CD SOFR + 5.25%, due 11/28/2029) ⁽⁸⁾ ⁽⁹⁾	10/01/2023	1,380,000	1,380,000	1,399,009	2.42%
Standard Chartered 9	Class B Note, 14.03% (CD SOFR + 9.60%, due 11/28/2029) ⁽⁸⁾ ⁽⁹⁾	10/01/2023	870,000	870,000	881,745	1.52%
TRAFIN 2023-1	Credit Linked Note, 14.61% (CD SOFR + 10.00%, due 06/01/2029) ⁽⁸⁾ ⁽⁹⁾	11/27/2023	1,125,000	1,125,000	1,164,087	2.01%
US Bank NA 2025-SUP1	Credit Linked Note - Class R, 11.85% (CD SOFR + 7.50%, due 02/25/2032) ⁽⁸⁾ ⁽⁹⁾	03/06/2025	2,860,000	2,860,000	2,860,000	4.95%
Total United States				15,613,725	15,953,900	27.60%
Total Regulatory Capital Relief Securities				30,768,773	31,187,297	53.94%

Warrants ⁽⁵⁾
Manufacturing
United States
Footprint International Holdco Inc	Warrants (expiration 02/18/2032) ⁽⁸⁾ ⁽¹²⁾	10/01/2023	4,009	3,789	160	0.00%
Financial Services
Singapore
FinAccel Pte Ltd	C Note PIK Warrants (expiration 06/30/2030) ⁽⁸⁾ ⁽¹²⁾	10/01/2023	3,375	131,571	164,886	0.29%
FinAccel Pte Ltd	C Note Warrants (expiration 03/12/2029) ⁽⁸⁾ ⁽¹²⁾	10/01/2023	1,874	35,437	57,363	0.10%
Total Singapore				167,008	222,249	0.39%
Total Warrants				170,797	222,409	0.39%

Total investments at fair value as of March 31, 2025				$93,482,229	$91,287,366	157.90%

Net assets above (below) fair value of investments					(33,463,103)

Net assets as of March 31, 2025					$57,824,263

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Footnotes to the Consolidated Schedule of Investments:
(1)	Unless otherwise noted, the Trust is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Trust would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was acquired by the Trust.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Trust’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Country represents the principal country of risk where the investment has exposure.
(5)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of March 31, 2025, the aggregate fair value of these securities is $88.7 million, or 153.4% of the Fund’s net assets.
(6)	Fixed rate investment.
(7)	Investment principal amount is denominated in EUR.
(8)	Classified as Level III investment.
(9)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(10)	This investment has an unfunded commitment as of March 31, 2025.
(11)	Collateralized Loan Obligation ("CLO") Equity, Collateralized Fund Obligation Equity and certain other investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.
(12)	The following investment is not an income producing security.
(13)	Fair value includes the Trust's interest in fee rebates on CLO subordinated and income notes.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	As of March 31, 2025, the investment includes interest income capitalized as additional investment principal, referred to as "PIK" interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received.
(16)	The following investment is an affiliated investment as defined under the 1940 Act, which represents investments in which the Trust owns 5% or more of the outstanding voting securities under common ownership or control. See Note 5 "Related Party Transactions" for further discussion.
(17)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 "Revolving Credit Facility" for further discussion.

Reference Key:
CD	Compounded Daily
DD	Delayed Draw
ESTR	Euro Short Term Rate
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
Prime	Prime Lending Rate
SOFR	Secured Overnight Financing Rate
US CMT	US Constant Maturity Treasury Yield

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Forward Currency Contracts, at Fair Value(1)

Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value

Unrealized appreciation on forward currency contracts
USD	2,741,926	EUR	2,500,000	Barclays Bank PLC	3/11/2025	4/30/2025	$34,601
USD	4,243,748	EUR	3,900,000	Barclays Bank PLC	3/20/2025	4/30/2025	20,321
EUR	167,781	USD	175,089	Barclays Bank PLC	2/27/2025	4/30/2025	6,607
USD	912,516	EUR	841,986	Barclays Bank PLC	3/25/2025	4/30/2025	705
Total unrealized appreciation on forward currency contracts							$62,234

Unrealized depreciation on forward currency contracts
USD	18,823,894	EUR	17,968,006	Barclays Bank PLC	1/29/2025	4/30/2025	$(634,198)
USD	769,794	EUR	737,180	Barclays Bank PLC	2/12/2025	4/30/2025	(28,520)
USD	430,388	EUR	399,100	Barclays Bank PLC	3/26/2025	4/30/2025	(1,810)
Total unrealized depreciation on forward currency contracts							$(664,528)

(1)    See Note 4 "Derivative Contracts" for further discussion relating to forward currency contracts held by the Fund.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Statement of Operations

For the six months ended March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income (1)	$4,790,205
Dividend income	251,408
Other income	20,493
Total Investment Income	5,062,106

EXPENSES
Interest expense	1,118,089
Management Fees	607,395
Incentive Fees	300,020
Administration fees	269,898
Professional fees	262,160
Amortization of deferred offering costs attributed to common shares	251,624
Transfer agent fees	57,539
Organizational expenses	52,591
Trustees' fees	42,576
Other expenses	75,632
Total Expenses	3,037,524

NET INVESTMENT INCOME	2,024,582

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(209,826)
Forward currency contracts	688,562
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (1)	(2,650,947)
Forward currency contracts	(187,729)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,359,940)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(335,358)

(1)	Interest income and net unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents include balances attributed to affiliated investments of $127,047 and $14, respectively. See Note 5 "Related Party Transactions" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the period from
	six months ended	October 14, 2023 through
	March 31, 2025	September 30, 2024
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$2,024,582	$6,424,554
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(209,826)	500,428
Forward currency contracts	688,562	(303,701)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(2,650,947)	597,451
Forward currency contracts	(187,729)	(414,647)
Total net increase (decrease) in net assets resulting from operations	(335,358)	6,804,085

Distributions to shareholders:
Total earnings distributed	(3,126,215)	(4,977,766)
Total distributions to shareholders	(3,126,215)	(4,977,766)

Capital share transactions:
Proceeds from shares sold	4,194,158	2,600,000
Reinvestment of distributions pursuant to the Fund's distribution reinvestment plan	227,439	2,161,837
Total capital share transactions:	4,421,597	4,761,837

Total increase (decrease) in net assets	960,024	6,588,156
Net assets at beginning of period	56,864,239	50,276,083
Net assets at end of period	$57,824,263	$56,864,239

Capital share activity:
Shares sold	410,886	251,208
Shares sold pursuant to the Fund's distribution reinvestment plan	23,338	210,924
Total increase (decrease) in capital share activity	434,224	462,132

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Statement of Cash Flows

For the six months ended March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(335,358)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable of securities purchased	(89,276,531)
Proceeds from sales of investments and repayments of principal, net of receivable for securities sold (1)	50,676,856
Payment-in-kind interest	(114,364)
Amortization of deferred offering costs attributed to common shares	251,624
Amortization of deferred financing costs	64,625
Amortization of deferred issuance costs	77,430
Amortization (accretion) of premiums or discounts on debt securities	(33,346)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	209,826
Forward currency contracts	(688,562)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	2,650,947
Forward currency contracts	187,729
Changes in assets and liabilities:
Interest receivable	(632,310)
Prepaid expenses	(31,127)
Interest expense payable	291,879
Professional fees payable	28,973
Management fees payable	326,490
Incentive fees payable	122,927
Administration fees payable	83,354
Transfer agent fees payable	(85,016)
Trustees' fees payable	(63,924)
Other expenses payable	(1,719)
Net cash provided by (used in) operating activities	(36,289,597)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	19,000,000
Repayments under credit facility	(10,000,000)
Proceeds from issuance of Series A Term Preferred Shares due 2029	25,000,000
Issuance costs, paid and deferred	(692,129)
Due from investor	(1,347)
Distributions to shareholders	(3,646,717)
Proceeds from shares sold, net of comissions	4,194,158
Reinvestment of distributions	227,439
Offering costs, paid and deferred	(78,004)
Net cash provided by (used in) financing activities	34,003,400

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,286,197)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	589,512

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, BEGINNING OF PERIOD	6,026,240

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF PERIOD	$4,329,555

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$684,154

(1) Proceeds from sales or maturity of investments includes $765,757 of recurring cash flows treated as return of principal.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

1.	ORGANIZATION

Eagle Point Enhanced Income Trust (the “Fund”) was formed as a Delaware statutory trust on August 7, 2023. The Fund is managed by Eagle Point Enhanced Income Management LLC (the “Adviser”) and is subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940.

On October 1, 2023, the Fund commenced operations and issued 5,016,852 shares of beneficial interest (“Shares”) to Eagle Point Enhanced Income Investor LLC through a reorganization, in exchange for acquired investments and other assets and liabilities from Eagle Point Enhanced Income Investor LLC. Subsequently, on October 13, 2023, the Fund registered as a non-diversified, closed end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to offer its shares on a continuous basis. The Fund intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains.

As of March 31, 2025, the Fund had three wholly-owned subsidiaries: Eagle Point Enhanced Income Investor Sub (Cayman) Ltd., a Cayman Islands exempted company, Eagle Point Enhanced Income Investor Sub (US) LLC, a Delaware limited liability company, and Eagle Point Enhanced Income Trust Sub II Cayman LLC, a Cayman Islands limited liability company. The subsidiaries have been organized to hold certain of the Fund’s investments for legal, regulatory and tax purposes. As of March 31, 2025, Eagle Point Enhanced Income Investor Sub (Cayman) Ltd., Eagle Point Enhanced Income Investor Sub (US) LLC and Eagle Point Enhanced Income Trust Sub II Cayman LLC represented 88.2%, 4.9% and 5.8% of the Fund’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Operating Segments

The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Chief Executive Officer and the Chief Financial Officer. Key financial information in the form of the Fund’s portfolio composition, total return, changes in net assets and expense ratios which are used by the CODM to assess the Fund’s performance and to make operational decisions for the Fund’s single segment, is consistent with the presentation within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the Consolidated Statement of Operations.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.
●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.
●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

See Note 3 “Investments” for further discussion relating to the Fund’s investments.

Forward Currency Contracts

The Fund may enter into forward currency contracts to manage the Fund’s exposure to foreign currencies in which some of the Fund’s investments are denominated. A forward currency contract is an agreement between the Fund and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date. Forward currency contracts are recorded at fair value and the change in fair value is reported as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. The Fund records a realized gain or (loss) on the settlement of a forward currency contract with such realized gains or (losses) reported on the Consolidated Statement of Operations. Cash amounts pledged for forward currency contracts are considered restricted.

Investment Income Recognition

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Dividend income from investments in equity securities is recorded on the ex-dividend date. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment generating the PIK interest or in a related investment. To the extent the Fund does not believe it will be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed. For the six months ended March 31, 2025, the Fund recorded $71,720 in PIK interest income, which is included in the Consolidated Statement of Operations.

Collateralized Fund Obligations (“CFO”) equity, Collateralized Loan Obligation (“CLO”) equity and certain other investments recognize investment income on an accrual basis applying an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, any difference between cash distributed and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity and certain other investment positions at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

Other Income

Other income includes the Fund’s share of income under the terms of fee rebate agreements and commitment fee income relating to securities with a delayed draw or revolving credit feature.

Interest Expense

Interest expense includes the Fund’s distributions associated with the Fund’s Series A Term Preferred Shares due 2029 (the “Preferred Shares”) and interest amounts due under the Revolving Credit Facility (as defined in Note 9 “Revolving Credit Facility”) in relation to outstanding borrowings, unused commitment fees and amortization of deferred financing and issuance costs associated with borrowings.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

The following table summarizes the components of interest expense for the six months ended March 31, 2025:

	Preferred Shares	Revolving Credit Facility	Total
Distributions declared and paid	$563,966	$-	$563,966
Distributions accrued and unpaid	278,067	-	278,067
Interest expense on revolving credit facility	-	134,001	134,001
Amortization of deferred financing and issuance costs	77,430	64,625	142,055
Total interest expense	$919,463	$198,626	$1,118,089

Please refer to Note 9 “Revolving Credit Facility” and Note 10 “Mandatorily Redeemable Preferred Shares” for further discussion relating to the interest expense due under the Revolving Credit Facility and the Preferred Shares, respectively.

Deferred Financing and Issuance Costs

Deferred financing and issuance costs consist of fees and expenses incurred in connection with the Revolving Credit Facility and the issuance of Preferred Shares. The deferred financing and issuance costs are capitalized at the time of payment and amortized over the respective terms of the Preferred Shares and Revolving Credit Facility on a straight-line basis, which approximates the effective interest method. Amortization of deferred financing and issuance costs is recorded as an interest expense on the Revolving Credit Facility and the Preferred Shares, respectively, on the Consolidated Statement of Operations.

Securities Transactions

The Fund records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Fund defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the current policy. State registration fees are amortized over twelve months from the time of payment.

Restricted Cash

Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Fund considers cash collateral posted with counterparties for foreign currency contracts to be restricted cash. As of March 31, 2025, the Fund held $1,650,000 in restricted cash associated with forward currency contracts entered into by the Fund.

Foreign Currency Transaction

The Fund does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions,

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

and the difference between the amounts of dividends and interest income recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Costs

Offering costs associated with the issuance of the Fund’s shares are capitalized to deferred offering cost on the Consolidated Statement of Assets and Liabilities and amortized to expense over the twelve-month period following such capitalization on a straight-line basis.

Organization Expenses

Organizational expenses of the Fund are expensed as incurred.

Federal and Other Taxes

The Fund intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Fund has adopted September 30th as its fiscal tax year end.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences.

As of March 31, 2025, the federal income tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$92,796,378

Gross unrealized appreciation	$3,049,572
Gross unrealized depreciation	(4,558,587)
Net unrealized appreciation	$(1,509,016)

The Fund’s subsidiary, Eagle Point Enhanced Income Investor Sub (US) LLC, has elected to be treated as a corporation for U.S. tax purposes and may be subject to federal, state and local tax where it operates or is deemed to operate. The subsidiary has no significant estimated tax liability as of March 31, 2025.

Distributions

The composition of distributions paid to shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to shareholders are recorded as a liability on the ex-dividend date. If a shareholder opts-in to the Fund’s distribution reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Fund as of the payment date pursuant to the DRIP. The Fund’s shareholders who choose not to participate in the DRIP generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Fund, the Fund

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to shareholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Fund for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Fund.

For the six months ended March 31, 2025, the Fund declared and paid distributions to shareholders of $3,126,215 or $0.55 per share.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2025:

	Level I	Level II	Level III	Total
Investments at Fair Value
Asset Backed Securities	$-	$-	$15,434,444	$15,434,444
CFO Equity	-	-	2,353,383	2,353,383
CLO Debt	-	1,184,400	-	1,184,400
CLO Equity	-	-	19,984,754	19,984,754
Common Stock	-	-	446,358	446,358
Limited Partnership Interest	-	-	2,019,207	2,019,207
Loan Accumulation Facilities	-	-	2,321,081	2,321,081
Loans and Notes	374,499	-	13,521,586	13,896,085
Preferred Stock	2,187,355	-	50,593	2,237,948
Regulatory Capital Relief Securities	-	-	31,187,297	31,187,297
Warrants	-	-	222,409	222,409
Total Investments at Fair Value	$2,561,854	$1,184,400	$87,541,112	$91,287,366

Other Financial Instruments at Fair Value (1)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts	$-	$62,234	$-	$62,234
Unrealized depreciation on forward currency contracts	-	(664,528)	-	(664,528)
Total Other Financial Instruments at Fair Value	$-	$(602,294)	$-	$(602,294)

(1) Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of March 31, 2025:

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)(2)
Asset Backed Securities	$6,315,525	Discounted Cash Flow	Discount Rate	11.08% - 13.36% / 11.86%
CFO Equity	2,353,383	Discounted Cash Flow	Discount Rate	38.86% - 42.36% / 39.65%
CLO Equity	19,984,754	Discounted Cash Flows	Annual Default Rate (3)	0.00% - 4.24%
			Annual Prepayment Rate (3) (4)	25.00%
			Reinvestment Spread	3.09% - 3.94% / 3.43%
			Reinvestment Price (3)	99.50%
			Recovery Rate	68.97% - 70.00% / 69.66%
			Expected Yield (5)	5.77% - 38.24% / 17.66%
Limited Partnership Interest	2,019,207	Discounted Cash Flow	Discount Rate	12.92% - 16.02% / 15.78%
Loans and Notes	10,671,799	Discounted Cash Flow	Discount Rate	5.90% - 15.47% / 11.26%
Preferred Stock	50,593	Discounted Cash Flow	Discount Rate	12.00%
Regulatory Capital Relief Securities	21,406,957	Discounted Cash Flow	Discount Rate	8.23% - 16.17% / 11.33%
			Constant Prepayment Rate	0.00% - 1.43% / 0.09%
			Constant Default Rate	0.00% - 2.00% / 0.69%
			Loss Severity	0.00% - 50.00% / 28.46%
Warrants	222,409	Black-Scholes Option Pricing Model and Common Stock Equivalent Method (weighted 50.0% each)	Volatility	85.00%
			Time to Liquidity (in years)	1.25 - 2.25
			OPM Multiple	5.00x - 7.00x
			CSE Multiple	5.00x - 7.00x
		Black-Scholes Option Pricing Model	Common Stock Value	$30.62
			Risk-Free Interest Rate	4.00%
			Volatility	65.00%
			Time to Liquidity (in years)	1.25
		FinCAD Convertible Preferred Shares Model	Common Stock Value	$30.62
			Risk-Free Interest Rate	4.13%
			Volatility	65.00%
			Time to Liquidity (in years)	0.75
Total Fair Value of Level III Investments	$63,024,627

(1)  Weighted average calculations are based on the fair value of investments.

(2)  A range is not presented for categories with one investment.

(3)  A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(4)  0% is assumed for defaulted and non-performing assets.

(5)  Represents yield based on fair value and projected future cash flow.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Fund’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 "Summary of Significant Accounting Policies" for further discussion. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Fund’s fair value measurements as of March 31, 2025. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the default rate may be accompanied by a directionally opposite change in the assumption used for the prepayment rate and recovery rate.

Certain of the Fund’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, third-party pricing, recent transactions and data reported by trustees. As a result, investments with a fair value of $24,516,485 have been excluded from the preceding table.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the six months ended March 31, 2025:

	Asset Backed Securities	CFO Equity	CLO Equity		Common Stock	Preferred Stock
Beginning Balance at September 30, 2024	$7,206,203	$541,220	$12,746,804		$117	$50,595
Reclassification of investment category	3,354,515	-	-		-	-
Purchases of investments, inclusive of PIK interest	13,463,802	2,036,000	15,327,109		446,241	-
Proceeds from sales or maturity of investments	(8,373,132)	-	(5,977,136	)(1)	-	-
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(216,944)	(223,837)	(2,112,023)		-	(2)
Balance as of March 31, 2024 (2)	$15,434,444	$2,353,383	$19,984,754		$446,358	$50,593
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2024	$(298,757)	$(232,368)	$(2,110,416)		$-	$(2)

	Limited Partnership Interest	Loans and Notes		Loan Accumulation Facilities	Regulatory Capital Relief Securities	Warrants	Total
Beginning Balance at September 30, 2024	$150,471	$8,269,727		$1,287,757	$22,485,859	$159,921	$52,898,674
Reclassification of investment category	-	-		-	(3,354,515)	-	-
Purchases of investments, inclusive of PIK interest	1,865,625	6,599,277		1,503,864	13,804,428	38,112	55,084,458
Proceeds from sales or maturity of investments	-	(1,454,930	)(1)	(480,114)	(1,307,831)	-	(17,593,143)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	3,111	107,512		9,574	(440,644)	24,376	(2,848,877)
Balance as of March 31, 2024 (2)	$2,019,207	$13,521,586		$2,321,081	$31,187,297	$222,409	$87,541,112
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2024	$109,190	$(36,214)		$9,574	$(151,467)	$53,220	$(2,657,240)

(1) Proceeds from sales or maturity of investments includes $765,757 of recurring cash flows treated as return of principal.

(2) There were no transfers into or out of Level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser or an affiliate, the majority of which are not members of the Fund’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the fair valuation of the Fund’s portfolio investments on a monthly basis.

Valuation of Collateralized Loan Obligation Debt

The Fund’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Fund’s investment in CLO debt, such positions are considered Level II investments.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Fund’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Fund’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Fund holds as of the reporting date.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of loan accumulation facilities (“LAFs”) in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which the fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Fund’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Fund’s investment (i.e., the principal amount invested), (B) the Fund’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Fund’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Valuation of Asset Backed Securities (“ABS”), Regulatory Capital Relief Securities (“RCR”), Collateralized Fund Obligation Debt, CFO Equity and Limited Partnership Interests

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for ABS, RCR, CFO Debt, CFO Equity and Limited Partnership Interests. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser generally utilizes the mid-point of an indicative broker quotation or independent pricing service quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations or independent pricing service quotation as Level II or Level III depending on whether an active market exists as of the reporting date.

Valuation of Private Investments

The Adviser engages a nationally recognized independent valuation agent to determine the fair value of private investments held by the Fund, which includes term loans, common stock, corporate bonds, preferred stock and warrants. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

Valuation of Exchange-Traded Investments

The Adviser generally values preferred stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities

Portfolio Debt Securities, CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

Certain debt securities in which the Fund may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments that the Fund expects to acquire, the Fund will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.

High Yield Investment Risk

Certain investments that the Fund acquires are expected to be rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Fund’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments, may magnify the Fund’s risk of loss. Certain issuers in which the Fund invests are very highly leveraged and therefore are subject to a high degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

The Fund invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s Net Asset Value (“NAV”) and/or income would be adversely impacted.

Key Personnel Risk

The Adviser manages the Fund’s investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser, including Eagle Point Credit Management LLC (which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Fund can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.

Conflicts of Interest Risk

The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Risks of Default on Underlying Assets

A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Fund ’s collateral in the investment or otherwise impair the creditworthiness of the Fund’s investment. This could have a negative impact on the fair value of the Fund’s investment and reduce the cash flows that the Fund receives from its investment.

Prepayment Risk

Investments held by the Fund may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Fund might realize excess cash from prepayments earlier than expected. If the Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund’s net income and the fair value of that asset.

Liquidity Risk

Generally, there is no public market for many of the investments the Fund targets. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of the Fund’s Portfolio Investments

Generally, there is no public market for many of the investments the Fund targets. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Synthetic Investments Risk

The Fund may invest in synthetic investments, including regulatory capital relief and credit risk transfer securities, which are fixed- or floating-rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.

Interest Rate Risk

The price of certain of the Fund’s investments, particularly debt or preferred equity investments with a fixed coupon or dividend rate, may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate instrument and falling interest rates will have a positive effect on

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

the price of a fixed rate instrument. If general interest rates rise, there is a risk that the Fund’s floating rate investments (or an issuer’s underlying obligors) will be unable to pay escalating interest amounts, which could result in a default under their loan documents and credit losses to the Fund. Rising interest rates could also cause issuers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. If interest rates fall, the Fund’s floating rate investments would generally be expected to generate a lower rate of income.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, OTC trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the investments in which the Fund holds to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Shareholders who buy shares of the Fund at different times will likely pay different prices.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund’s underlying obligors, the sponsors or managers of the issuers in which the Fund invests, or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Fund).

Foreign Investing Risk

The Fund may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Fund’s investment strategies and objectives. Investing in foreign entities may expose the Fund to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the issuers in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Illiquid Shares Risk

The Fund’s shares are not publicly traded and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of an investor’s shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, an investor may not be able to sell their shares when and/or in the amount desired.

4.	DERIVATIVE CONTRACTS

The Fund enters into forward currency contracts to manage the Fund’s exposure to the foreign currencies in which some of the Fund’s investments are denominated. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivative Activities

The Fund considers the notional amounts as of March 31, 2025, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the six months:

Primary Underlying Risk	Long Exposure - Notional Amounts	Short Exposure - Notional Amounts
Foreign Exchange Risk
Forward Currency Contracts	$27,922,266	$175,089

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of March 31, 2025. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the six months ended March 31, 2025.

Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$62,234	$(664,528)	$688,562	$(187,729)

Offsetting of Assets and Liabilities

The Fund is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of March 31, 2025:

	Presented on the Consolidated Statement of Assets and Liabilities
Type of Contracts	Gross Value of Assets	Gross Value of Liabilities	Collateral (Received) Pledged	Net Amount
Counterparty 1	$62,234	$(664,528)	$1,650,000	$(602,294)

5.	RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On October 6, 2023, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, effective commencing on the date that the Fund’s registration statement was declared effective by the SEC, the Fund became subject to a management fee and an incentive fee for the Adviser’s services.

Management fee

The management fee is calculated monthly and payable quarterly in arrears at an annual rate of 1.50% of the Fund’s “Managed Assets,” provided, that, if the Fund calculates its NAV more frequently than monthly, the management fee shall be calculated on the same frequency as the NAV is calculated. Managed Assets are defined as the Fund’s total assets (including assets attributable to the Fund’s use of leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund was charged a management fee of $607,395 for the six months ended March 31, 2025, and has a payable balance of $326,490 as of March 31, 2025.

Incentive fee

The incentive fee is payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

coupon securities), accrued income that the Fund has not yet received in cash. PNII does not include any realized or unrealized capital gains or losses.

PNII, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Fund pays the Adviser an incentive fee with respect to the Fund’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Fund’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Fund’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.3529% in any calendar quarter; and (3) 15% of the amount of the Fund’s PNII, if any, exceeding 2.3529% in any calendar quarter. The Fund was charged an incentive fee of $300,020 for the six months ended March 31, 2025, and has a payable balance of $122,927 as of March 31, 2025.

Administrator

The Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”), an affiliate of the Adviser, on October 13, 2023. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of the Fund’s required administrative services, which include being responsible for the financial records which the Fund is required to maintain and preparing reports which are disseminated to the Fund’s shareholders. In addition, the Administrator provides the Fund with accounting services, assists the Fund in determining and publishing its NAV, oversees the preparation and filing of the Fund’s tax returns, monitors the Fund’s compliance with tax laws and regulations, and prepares and assists the Fund with any audit of the financial statements by an independent public accounting firm. The Administrator is also responsible for managing the printing and disseminating reports to the Fund’s shareholders and maintaining the Fund’s website, providing support to investor relations, generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others, and providing such other administrative services as the Fund may designate from time to time.

The Fund shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and the Fund’s allocable portion of the compensation of any related support staff.  The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund relative to other matters. To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator. For the six months ended March 31, 2025, certain accounting and other administrative services were delegated by the Administrator to SS&C Technologies and ALPS Fund Services, Inc. (the “Sub Administrator”). The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.

For the six months ended March 31, 2025, the Fund was charged a total of $269,898 in administration fees consisting of $170,527 and $99,371, relating to services provided by the Administrator and Sub Administrator, respectively, which are included in the Consolidated Statement of Operations and, of which $107,282 was payable as of March 31, 2025.

The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Expense Limitation and Reimbursement Agreement

The Fund and the Adviser entered into an Expense Limitation and Reimbursement Agreement (the “ELA”) on October 6, 2023. The ELA will permit the Adviser to pay, directly or indirectly, Fund operating expenses or to waive fees due by the Fund to the Adviser or affiliates of the Adviser to the extent that it deems appropriate in effort to limit the expenses borne by the Fund. Expense payments or waivers made by the Adviser will be subject to reimbursement from the Fund for up to three years after such expense payment or waiver was made. Reimbursement must be approved by the Board of the Fund. The Adviser has not provided any support under the ELA for the six months ended March 31, 2025.

Organizational and Offering Expense Support and Reimbursement Agreement

The Fund and the Adviser entered into an Organizational and Offering Expense Support and Reimbursement Agreement (the “O&O Agreement”) on October 6, 2023. Under the O&O Agreement, the Fund will pay for organizational and offering expenses up to a limit of 1.5% of gross proceeds raised from the offering of the Fund’s shares. The Fund may pay organizational and offering expenses in the form of direct payments to third-party vendors. The Fund may also pay organizational and offering expenses to affiliates of the Fund, the Adviser or the Administrator, in the form of reimbursement subject to the organizational and offering expense limit. The Adviser has not provided any support under the O&O Agreement for the six months ended March 31, 2025.

Inclusive of gross proceeds raised by Eagle Point Enhanced Income Investor LLC of $50,100,000, the Fund has raised cumulative gross proceeds of $56,894,158. The Fund has paid cumulative organizational and offering costs of $817,239 or 1.44% of gross proceeds raised. See Note 2 “Summary of Significant Accounting Policies” for the treatment of organizational and offering costs paid by the Fund.

Affiliated Ownership

As of March 31, 2025, the Adviser and its affiliates held an aggregate of 4.56% of the Fund’s shares. As of March 31, 2025, Selective Insurance Group, Inc. was a record holder of an aggregate of 88.22% of the Fund’s shares.

Dealer Manager

On March 12, 2024, the Fund entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. Shares are offered for sale through the Dealer Manager at NAV plus any applicable sales load. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of receipt of a dealer manager fee.

Shareholders purchasing the Fund’s shares may pay a sales load of up to 6.75% of the investment amount. The 6.75% sales load is comprised of up to 6.0% selling commission and up to 0.75% dealer manager fee. For the six months ended March 31, 2025, the total amount of sales load earned by the Dealer Manager was $88,014. The Dealer Manager may reallow a portion or all of the earned selling commissions and/or the dealer manager fees to participating broker-dealers and/or financial advisors for selling shares to their customers.

In addition, the Fund may reimburse the Adviser and its affiliates (including the Dealer Manager) for compensation of employees engaged in registering and marketing the Fund’s shares, which includes development of the Fund’s marketing materials and marketing presentations, training and education, and general coordination of the marketing process for the Fund. For the period from March 12, 2024, the date the Fund entered into the Dealer Manager Agreement, to March 31, 2025, no such reimbursements were made to the Dealer Manager.

Exemptive Relief

On March 17, 2015, the SEC issued an exemptive order that permits the Fund to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Affiliated Investments

The Fund has investments that are considered affiliated investments as defined under the 1940 Act, which represents investments in which the Fund and other funds managed by the Adviser or its affiliates own 5% or more of the issuer’s outstanding voting securities. The following investments were considered affiliated investments as of March 31, 2025:

Issuer	Investment Description	Interest Income	Net unrealized appreciation (depreciation) on Investments, foreign currency and cash equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030)	$127,047	$17	$1,981,216	$1,981,475	$295,621
Delta Financial Holdings LLC	Preferred Units	-	(2)	50,593	50,600	N/A
Delta Financial Holdings LLC	Common Units	-	-	115	115	N/A
Delta Leasing SPV III, LLC	Common Equity	-	-	2	2	N/A
	Total	$127,047	$14	$2,031,926	$2,032,192	$295,621

6.	SHAREHOLDERS’ EQUITY

The Fund’s authorized shares consist of an unlimited number of common shares of beneficial interest. The Fund offers its shares on a continuous basis at the applicable period end NAV per share plus any applicable sales load.

As of March 31, 2025, there were 5,913,207 common shares issued and outstanding.

For the six months ended March 31, 2025, the Fund sold 410,886 common shares for total net proceeds to the Fund of $4,194,158.

For the six months ended March 31, 2025, the Fund issued 23,228 common shares pursuant to the Fund’s distribution reinvestment plan for total net proceeds to the Fund of $227,439.

Repurchases of Common Shares by the Fund

Subject to the Board’s discretion, the Fund conducts quarterly tender offers in accordance with the Fund’s common share repurchase program in an amount up to 5% of the Fund’s NAV. The Fund may extend multiple offers to repurchase common shares in a quarter in an aggregate amount of 5% of the Fund’s NAV.

For the six months ended March 31, 2025, no common shares were repurchased by the Fund.

7.	COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As part of its strategy, the Fund seeks to provide financing through senior secured credit facilities. Such facilities may include revolving loan commitments, as well as delayed drawdowns of senior secured term loans. Additionally, the Fund makes commitments to and invests in structured finance securities. As of March 31, 2025, the Fund had total unfunded commitments, which could be extended at the option of the borrower, of $4,790,145 arising from certain ABS, partnership interest, loans and notes. The Fund did not record any liabilities for such unfunded commitments as of March 31, 2025.

8.	INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

9.	REVOLVING CREDIT FACILITY

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.

On August 22, 2024, the Fund entered into a credit agreement with Texas Capital Bank, as lender, that established a revolving credit facility (the “Revolving Credit Facility”). Pursuant to the terms of the Revolving Credit Facility, the Fund can borrow up to an aggregate principal balance of $25,000,000 (the “Commitment Amount”). The Revolving Credit Facility is collateralized by certain investments held by the Fund. The Fund has granted a security interest in certain assets to Texas Capital Bank, as lender. Borrowings under the Revolving Credit Facility bear interest at Term SOFR (1% floor) plus a spread. The Fund paid an upfront fee of $125,000 and is required to pay a commitment fee on the unused amount.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of August 24, 2026. The Fund has the option to extend the maturity from time to time in accordance with the Revolving Credit Facility.

For the six months ended March 31, 2025, the Fund had an average outstanding borrowing and average interest rate of $1,961,538 and 7.32%, respectively. The interest expense for the six months ended March 31, 2025, on the Revolving Credit Facility was $198,626, inclusive of the unused fee, and is recorded on the Consolidated Statement of Operations. As of March 31, 2025, the Fund had an outstanding borrowing amount of $14,000,000.

See Note 11 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facility.

10.	MANDATORILY REDEEMABLE PREFERRED SHARES

As of March 31, 2025, there were 25,000 Preferred Shares authorized, issued and outstanding, with par value of $1,000 per share.

On November 15, 2024, the Fund closed an underwritten private placement offering of 25,000 of the Preferred Shares, resulting in net proceeds to the Fund of $24,498,894 after payment of underwriting discounts and commissions of $501,106.

The Fund is required to redeem all outstanding Preferred Shares on November 15, 2029 at a redemption price of $1,000 per share, plus accrued but unpaid dividends, if any. At any time on or after November 15, 2027, the Fund may, at its sole option, redeem the outstanding Preferred Shares in whole or in part from time to time.

The Fund has accounted for its Preferred Shares as a liability under ASC Topic 480 – Distinguishing Liabilities from Equity (“ASC 480”), due to their mandatory redemption requirements.

Except where otherwise stated in the 1940 Act or the Fund’s declaration of trust, each holder of Preferred Shares will be entitled to one vote for each Preferred Share held on each matter submitted to a vote of the Fund’s

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

shareholders. The Fund’s preferred shareholders and common shareholders will vote together as a single class on all matters submitted to the Fund’s shareholders. Additionally, the Fund’s preferred shareholders will have the right to elect two Preferred Trustees at all times, while the Fund’s preferred shareholders and common shareholders, voting together as a single class, will elect the remaining members of the Board.

11.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.

With respect to senior securities that are equity, such as the Preferred Shares, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are equity and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are equity.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would be prohibited under the 1940 Act from incurring additional debt or issuing additional Preferred Shares and from declaring certain distributions to its shareholders. In addition, the terms of the Revolving Credit Facility require the Fund to cure any breach of the applicable asset coverage if the Fund fails to maintain the applicable asset coverage, and the terms of the Preferred Shares require the Fund to redeem Preferred Shares if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Fund’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility as of March 31, 2025 and September 30, 2024:

	As of March 31, 2025	As of September 30, 2024
Total assets	$97,987,696	$63,171,631
Less liabilities and indebtedness not represented by senior securities	(1,958,868)	(1,307,391)
Net total assets and liabilities	$96,028,828	$61,864,240

Preferred Shares (3)	$25,000,000	$-
Revolving Credit Facility (3)	14,000,000	5,000,000
Total senior securities	$39,000,000	$5,000,000

Asset coverage for senior securities (1)	246%	1237%
Asset coverage for Revolving Credit Facility (2)(3)	686%	1237%

(1) The asset coverage for senior securities is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

(3) Amounts are based on outstanding principal balance as of the date presented.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

12.	SUBSEQUENT EVENTS

Pursuant to the continuous offering, in the period from April 1, 2025 through April 30, 2025, the Fund issued shares for total net proceeds to the Fund of $1,342,213.

On April 30, 2025, the Fund paid a distribution of $0.091 per share to common shareholders of record as of April 23, 2025.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 30, 2025, the date these consolidated financial statements were available to be issued. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through this date.

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the six months ended March 31, 2025	For the period from October 14, 2023 through September 30, 2024	For the period from October 1, 2023 (Commencement of Operations) through October 13, 2023(8)
Net asset value at beginning of period	$10.38	$10.02	$10.00

Net investment income (1)	0.36	1.25	0.05

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1) (2)	(0.41)	0.08	(0.03)

Net income (loss) and net increase (decrease) in net assets resulting from operations (1)	(0.05)	1.33	0.02

Distributions to shareholders from net investment income (3)	(0.55)	(0.97)	-

Distributions to shareholders from net realized gains on investments (3)	-	-	-

Distributions to shareholders from tax return of capital (3)	-	-	-

Total distributions declared to shareholders (3)	(0.55)	(0.97)	-

Net asset value at end of period	$9.78	$10.38	$10.02

Total net asset value return (4)	(0.32)%	13.86%	0.21%

Shares outstanding at end of period	5,913,207	5,478,983	5,016,852

Ratios and Supplemental Data:

Net asset value at end of period	$57,824,263	$56,864,239	$50,276,081
Ratio of expenses, before fee waivers, to average net assets (5) (6)	10.56%	3.71%	0.00%
Ratio of expenses, after fee waivers, to average net assets (5) (6)	10.56%	2.44%	0.00%
Ratio of net investment income to average net assets (5) (6)	7.04%	12.40%	0.48%
Portfolio turnover rate (7)	69.58%	40.82%	0.05%
Asset coverage for senior securities	246%	N/A	N/A
Asset coverage for Revolving Credit Facility	686%	1237%	N/A

Revolving Credit Facility:
Principal amount outstanding at end of period	$14,000,000	$5,000,000	$-
Asset coverage per $1,000 at end of period (9)	$6,859	$12,373	$-

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on weighted average of shares outstanding for the period. Per share distributions paid to Series A Term Preferred Shares preferred shareholders and the aggregate amount of amortized deferred issuance costs associated with the Series A Term Preferred Shares are reflected in net investment income, and totaled ($0.10) and ($0.01) per common share, respectively, for the six months ended March 31, 2025.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(4)	Total return for the period from October 1, 2023 to October 13, 2023, for the period from October 14, 2023 to September 30, 2024 and for the six months ended March 31, 2025 are not annualized. Total return is calculated based on the change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan.
(5)	Ratios for the period from October 1, 2023 to October 13, 2023 are not annualized. Ratios for the period from October 14, 2023 to September 30, 2024 and for the six months ended March 31, 2025 are annualized. Ratio of net investment income and ratio of expenses, after fee waivers, include the impact of fee waivers by the Adviser for the period from October 14, 2023 to September 30, 2024. Please refer to Note 5 "Related Party Transactions" for further discussion relating to the fee waivers by the Adviser.
(6)	Ratios for the six months ended March 31, 2025 include interest expense on the credit facility of 0.69% of average net assets. Ratios for the six months ended March 31, 2025 include interest expense on the Series A Term Preferred shared of 3.20% of average net assets.
(7)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.
(8)	The Financial Highlights for the period from October 1, 2023 (Commencement of Operations) to October 13, 2023 represents the period prior to which the Fund was registered under the 1940 Act.
(9)	The asset coverage per unit figure is the ratio of the Fund's total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with Section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Enhanced Income Trust & Subsidiaries

Supplemental Information

Senior Securities Table

Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s consolidated financial statements as of and for the dates noted.

Type of Security	Total Amount Outstanding	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)
For the six months ended March 31, 2025
Preferred Shares	$25,000,000	$61.56	$25.00
Revolving Credit Facility (Texas Capital Bank)	$14,000,000	$6,859.20	N/A

For the period ended September 30, 2024
Revolving Credit Facility (Texas Capital Bank)	$5,000,000	$12,372.85	N/A

(1)	The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Shares and Revolving Credit Facility in accordance with Section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per preferred share outstanding (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)	The involuntary liquidating preference per unit is the amount to which a Preferred Share would be entitled in preference to any security junior to it upon our involuntary liquidation.

Distribution Reinvestment Plan

Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at a price equal to 95% of their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by SS&C Technologies, Inc., or the “DRIP Agent.” A request must be received and processed by the DRIP Agent before the dividend record date to be effective for that income distribution or capital gain distribution. Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or additional information about the DRIP should be directed to SS&C Technologies, Inc., (833) 360-5520 or by mail: 80 Lamberton Rd, Windsor, CT 06095.

Additional Information

Portfolio Information

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT will be available without charge, upon request by calling (833) 360-5520, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Voting Policies and Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501 or (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501 or (2) on the SEC’s website at www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Enhanced Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Policy

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Enhanced Income Trust and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Enhanced Income Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 900-5833.

We will review this policy from time to time and may update it at our discretion.

*                              *                              *

End of Semiannual Report. Back Cover Follows.

EAGLE POINT
ENHANCED

Eagle Point Enhanced Income Trust

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 900 5833

Investment Adviser

Eagle Point Enhanced Income Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent for Common Shares

SS&C Technologies, Inc.

80 Lamberton Rd.
Windsor, CT 06095
(833) 360 5520

Transfer Agent for Series A Term Cumulative Preferred Shares

Equiniti Trust Company, LLC

P.O. Box 500
Newark, NJ 07101
(800) 937 5449

www.EPEnhanced.com

© Eagle Point Enhanced Income Trust. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes In and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the registrant’s portfolio managers.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

Nominations of persons for election to the Board of Trustees at a meeting of shareholders of the registrant may be made only (i) by or at the direction of the Board of Trustees, (ii) pursuant to the notice of meeting or (iii) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of these Bylaws. Such nominations by any shareholder shall be made pursuant to timely notice in writing to the Secretary of the registrant. To be timely, the shareholder's notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the registrant addressed to the attention of the Secretary of the registrant not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the registrant's proxy statement was released to the shareholders in connection with the previous year's annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder must be received by the Secretary of the registrant not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice to the Secretary shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Trust that are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Trustees pursuant to the rules and regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (ii) as to the shareholder giving the notice (a) the name and record address of the shareholder and (b) the class and number of shares of the registrant that are beneficially owned by the shareholder. The registrant may require any proposed nominee to furnish such other information as may reasonably be required by the registrant to determine the eligibility of such proposed nominee to serve as a Trustee of the registrant No person shall be eligible for election as a Trustee of the registrant unless nominated in accordance with the procedures set forth herein. The presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during the fiscal year ended March 31, 2025.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT ENHANCED INCOME TRUST

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	May 30, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	May 30, 2025

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (Principal Financial Officer)
Date:	May 30, 2025